                                                               EXHIBIT 10.79

                           [INTERE RFC LETTERHEAD]


       COVER NOTE NO.:   SF961000             DATE:    March 13, 1996

                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

                            ALPINE INSURANCE COMPANY
                              TRANSCO SYNDICATE #1

              FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996

PERIOD: Continuous Agreement effective from 12:01 a.m., Central Time, January 1,1996, (warranting no known or reported losses through January 29, 1996) covering subject policies written or renewed at or after that time. This Agreement is subject to cancellation at any January 1, by any party by giving to the others ninety (90) days prior written notice of cancellation by certified or registered mail.

                         Any such cancellation will be on a "run off" basis or "cut off" basis, at the REINSURED's option. On a "run off" basis the REINSURER will remain liable for losses and allocated loss adjustment expenses on all subject policies that have expired at the time and date of cancellation, and all subject policies that are unexpired at the time and date of cancellation (including the unexpired portions of such subject policies) until natural expiration, cancellation or first anniversary of such policies, whichever occurs first, but not to exceed twelve (12) months, plus odd time, to a maximum of eighteen (18) months in all from the date of cancellation.

                         On a "cut off" basis the REINSURED will reassume the net ceded unearned subject premium relating to unexpired subject policies, and all liability for losses and allocated loss adjustment expenses relating thereto (determined as pro rata portions of the total liability for losses and allocated loss adjustment expenses relating to such unexpired subject policies, calculated on the basis of the number of days remaining in the policy periods divided by the total number of days in the policy periods), but the REINSURER will remain liable for losses and allocated loss adjustment expenses on all expired subject policies and the balance of the total liability relating to unexpired subject policies.

                           [INTERE RFC LETTERHEAD]

                                        COVER NOTE NO.: SF961000
                                        DATE: March 13, 1996

PERIOD:
(Cont'd.)                This Agreement is on a Underwriting Year of Account
                         basis. The first Underwriting Year of Account is the period beginning January 1, 1996, through and including
                         December 31, 1996. Each Underwriting Year of Account consists of twelve (12) consecutive months beginning
                         January 1 and ending December 31.

SPECIAL
TERMINATION:             Any party may terminate this Agreement at any time with
                         respect to the affected party or parties by giving it or them fifteen (15) days prior written notice of termination by certified or registered mail upon the happening of any one of the following events of special termination:


                         1. The state of domicile of the affected party, or the Illinois Insurance Exchange in the case of Transco Syndicate, has ordered the affected party to cease writing new or renewal business;

                         2. The affected party has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy or other agent known by whatever name, to take possession of its assets or control of the affected party's operations;

                         3. The policyholders' surplus of the affected party has been reduced by the greater of (i) 35% of the affected party's policyholders' surplus as of December 31, 1995, or (ii) 35% of the affected party's policyholders, surplus as of the most recent anniversary of this Agreement, provided that the affected party receives such notice within fifteen (15) days following the terminating party's gaining knowledge of such happening;

                         4. The affected party has become merged with, acquired or controlled by any entity or individual not controlling the party's operations previously, provided that the affected party receives such notice within fifteen (15) days following the terminating party's gaining knowledge of such happening;

                           [INTERE RFC LETTERHEAD]

                                          COVER NOTE NO.: SF961000
                                          DATE:    March 13, 1996

SPECIAL
TERMINATION:             5.   If the affected party is Alpine Insurance Company,
                              its Best rating has dropped below B, if the affected party is Transco Syndicate, its Best rating has dropped below B or if the affected party is the REINSURER, its Best rating has dropped below A, provided that the affected party receives such notice within fifteen (15) days following the terminating party's gaining knowledge of such happening;

                         6. The affected party (i) has failed to make any payment when due under this Agreement and (ii) also has failed to make such payment within five
                              (5) days of written demand therefor by certified or registered mail after the payment has become overdue.

                         Any such special termination will be on a run off or cut off basis, upon mutual consent of both parties.

TYPE:                    FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT

CLASS: All business underwritten or managed by TCO Insurance Services, Inc. of Chicago, IL, and any successor and/or their subsidiary, affiliated and associated entities, and classified by the REINSURED as Primary General Liability, Primary Products Liability/Completed Operations, Architects and Engineers Professional Liability and Following Form Excess Liability.

                         "Subject Policies" are defined as all policies, contracts and binders (including endorsements and modifications thereto) on such business attaching during the term of this Agreement with limits up to $1,000,000, including "Subject Policy Premiums" for the first $1,000,000 from policy limits excess $1,000,000.

EXCLUSIONS:              Per attached list.

TERRITORIAL
SCOPE:                   Per subject policies.

                           [INTERE RFC LETTERHEAD]

                                            COVER NOTE NO.: SF961000
                                            DATE:     March 13, 1996

LIMIT: $500,000 each and every loss occurrence or claim made, each and every subject policy, in excess of $500,000 each and every loss occurrence or claim made, each and every subject policy. Allocated loss adjustment expenses pro rata in addition to the limit, unless such expenses are inclusive in the subject policy limit.

                         The REINSURER's aggregate limit of liability (including liability for losses, allocated loss adjustment expenses and ECO and XPL) for each Underwriting Year of Account is 175% of the net ceded premium actually received by the REINSURER with respect to that Underwriting Year of Account.

PREMIUM
& CEDING
COMMISSION:              Net provisional deposit premium will be 12.0% of the
                         subject premium payable in quarterly installments in arrears, payable as follows: One-half of 12.0% applied to one-quarter of the then estimated subject premium for the year ($300,000 for the first calendar quarter of 1996) will be paid to the REINSURER by the REINSURED by the last day of each quarter (03/31, 06/30, 09/30 and 12/31), and the balance of the net provisional premium (calculated as 12.0% applied to the actual subject premium for the quarter) will be paid within forty-five (45) days following the end of each such quarter.

                         The net provisional premium for each Underwriting Year of Account will be adjusted within 60 days following each December 31 beginning with the December 31 which is the first anniversary of the last day of such Underwriting Year of Account.

                         Subject to a minimum net rate of 4.0%, and a maximum net rate of 20.%, the net ultimate premium for this agreement shall be determined in accordance with the following formula:

                         MINIMUM NET RATE (4.0%) + 110% (LOSSES AND LOSS ADJUSTMENT EXPENSES INCURRED EXCLUDING IBNR)

                           [INTERE RFC LETTERHEAD]

                                               COVER NOTE NO.: SF961000
                                               DATE: March 13, 1996

PREMIUM
& CEDING
COMMISSION:              Subject premium is defined as the gross original
(Cont'd.)                premium from subject policies plus or minus premium
                         actually collected for audits, extensions, extended reporting periods, cancellations, reductions and endorsements, less gross cost of inuring reinsurance.

                         The net ultimate premium with respect to each underwriting year of account shall first be adjusted within 60 days following the end of such Underwriting Year of Account and annually thereafter within 60 days of the end of each succeeding Underwriting Year of Account, with balances to follow immediately.

                         Downward adjustments shall not be permitted until 24 months after all subject policies within an Underwriting Year of Account have expired.

                         The REINSURED will gross up the net provisional premium, and the net ultimate premium, for acquisition cost, to reflect a 30% ceding commission.

REPORTS:                 1.   Premium reports will be provided by the REINSURED
                              to the REINSURER quarterly within forty-five (45) days following the end of each calendar quarter.
                              The format is to be agreed.

                         2. Loss reports will be provided by the REINSURED to the REINSURER quarterly within forty-five (45) days following the end of each calendar quarter. The format is to be agreed. Individual reported losses will be reported by the REINSURED to the REINSURER promptly once total case loss reserves (excluding IBNR) per policy, net of deductibles and self-insured retentions, exceed $250,000 from the ground up, and in all cases of serious injury which, regardless of liability or coverage, are likely to involve this reinsurance, including, but not limited to, the following:

                           [INTERE RFC LETTERHEAD]

                                       COVER NOTE NO.:   SF961000
                                       DATE: March 13, 1996

REPORTS:
(Cont'd.)                     a.   Fatalities,
                              b.   Paraplegia,
                              c.   Quadriplegia,
                              d.   Severe burns resulting in disfigurement or
                                   scarring,
                              e.   Serious brain injuries (seizure, coma or
                                   physical/mental impairment),
                              f.   Amputation of any extremity or multiple
                                   fractures,
                              g.   Total or partial blindness in one or both
                                   eyes, or
                              h.   Severe injury to a major organ (e.g., heart,
                                   lung).

                         3. Each party will provide the other parties annually any information required and reasonably requested by the other parties for annual statement purposes.

ESTIMATED
SUBJECT
PREMIUM: The subject premium initially is estimated to be $20,000,000 per year. The REINSURED may revise the estimated subject premium in good faith at the beginning of any calendar quarter, subject to agreement by the REINSURER, which agreement shall not be unreasonably withheld.

ORIGINAL
CONDITIONS:              All reinsurance under this Agreement will be subject to
                         the same rates, terms, conditions, waivers and interpretations, and to the same modifications, alterations and cancellations, as the respective subject policies of the REINSURED. This Agreement will not in any manner create any obligations or establish any rights against the REINSURER or the REINSURED in favor of any third parties or any persons not parties to this Agreement.


OFFSET: The parties (and their subsidiaries, affiliates and associated entities) will be entitled to offset any balances for amounts due one party or another under this Agreement. In the event of the insolvency of any party, offset is to be allowed only in accordance with applicable law.

                           [INTERE RFC LETTERHEAD]

                                        COVER NOTE NO.:    SF961000
                                        DATE:    March 13, 1996

RISK TRANSFER:           If the REINSURED's auditors in good faith determine and
                         advise the parties in writing by certified or registered mail that this Agreement does not accomplish
                         "risk transfer" pursuant to FASB 113 and NAIC
                         Accounting Practices and Procedures Manual Chapter 22, the REINSURER will amend the terms of this Agreement effective from inception, such amended terms to be reasonably acceptable to the REINSURED, to accomplish such "risk transfer."

GENERAL
CONDITIONS:              Loss Adjustment Expenses Pro Rata in addition to Loss
                         (unless part of the subject policy).
                         Excess of Original Policy Limits Clause (80% basis).
                         Extra Contractual Obligations Clause (80% basis).
                         ECO/XPL - One Additional Limit Clause
                         Ultimate Net Loss Clause.
                         Net Retained Lines Clause.
                         Definition of Loss Occurrence Clause.
                         Notice of Loss Clause.
                         Loss Funding Clause.
                         Federal Excise Tax Clause.
                         Errors and Omissions Clause.
                         Insolvency Clause.
                         Service of Suit Clause.
                         Offset Clause.
                         Currency Clause.
                         Access to Records Clause.
                         Arbitration Clause.
                         Intere Intermediary Clause.

WORDING:                 To be agreed.

                           [INTERE RFC LETTERHEAD]

                                                      COVER NOTE NO.:   SF961000
                                                      DATE:    March 13, 1996

REINSURERS:             THROUGH INTERE - SAN FRANCISCO

                         Underwriters Reinsurance Company        100.00%
                                                                 ------
                                             TOTAL PLACEMENT:    100.00%

We will periodically provide a list of those companies with which Intere Intermediaries is affiliated, which may be parties to this placement. This list is available on request.

                                      For and on behalf of:

                                      INTERE INTERMEDIARIES

                                             [sig]
                                      -----------------------------
                                                 Chairman


AGREED TO:

ALPINE INSURANCE COMPANY
TRANSCO SYNDICATE #1


             [sig]                                       May 31, 1996
---------------------------------------             -------------------------
      Authorized Signature                                   Date

Please examine this document carefully and advise us immediately if any of the Terms and Conditions or the security are not in accordance with your order or requirements.

                           [INTERE RFC LETTERHEAD]


                            ALPINE INSURANCE COMPANY
                              TRANSCO SYNDICATE #1
              FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996


EXCLUSIONS:              This Agreement does not cover:

                         1.   Assumed treaty reinsurance;

                         2.   Pollution Liability;

                         3. Aircraft or airports as respects coverage for all liability arising out of ownership, maintenance or use of any aircraft or flight operations except for industrial aid, pleasure or business craft when written as incidental to the subject policy;

                         4.   Products Liability as -respects:

                              a. Manufacture, sale or distribution of aircraft
                                 or aircraft parts pertaining to essential instrumentation, mechanical or structural components relating thereto;

                              b. Manufacture or wholesale distribution of
                                 pharmaceuticals pertaining to ethical drugs;
                                 and

                              c. Manufacture of automobiles and motorcycles with
                                 projected receipts in excess of $5,000,000, but not excluding manufacture of kit cars, whether assembled or not, component parts or subassemblies.

                         5.   Products Recall and Products Integrity business;

                         6. General Operations of railroads, but not excluding spurs and side tracks;

                         7.   Oil refinery's operations;

                         8.   Asbestos liability;

                         9.   Financial guarantee and insolvency;

                           [INTERE RFC LETTERHEAD]

                            ALPINE INSURANCE COMPANY
                              TRANSCO SYNDICATE #1
              FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996


EXCLUSIONS:              10.  Loss or liability excluded by the provisions of
(Cont'd.)                     the "Nuclear Incident Exclusion Clause - Liability
                              - Reinsurance (USA)" and the Nuclear Incident
                              Exclusion Clause - Liability - (Canada)";

                         11. Disposal of hazardous chemicals or hazardous waste including transporters, contractors or waste site operators, but not excluding residential waste haulers;

                         12. Manufacturing, handling, storing or transporting of any explosive substance intended for use as an explosive (explosive substance being defined as any substance manufactured for the express purpose of exploding as differentiated from other commodities used industrially and which are only fortuitously explosive such as gasoline, fertilizers, fuel gases and dyestuffs);

                         13. Any risk engaged in the production, packaging, distribution, promotion or sale (except retail sale) of tobacco or tobacco products, insofar as injury arises out of the alleged hazardous properties of tobacco;

                         14.  Motor vehicle racing, when written as such;

                         15. Fidelity or crime coverage for financial institutions;

                         16. Medical Malpractice, unless the professional exposure is considered to be incidental (it being understood that this exclusion does not apply to druggists, pharmacists, morticians, cemeteries, health studios and reducing salons liability);

                         17. Professional Liability for accountants, insurance agents and brokers, security guards and real estate agents;

                         18.  Political risk or credit insurance;

                         19.  Underground mining operations;

                         20.  SEC liability;

                           [INTERE RFC LETTERHEAD]

                            ALPINE INSURANCE COMPANY
                              TRANSCO SYNDICATE #1
              FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996

EXCLUSIONS:             21.   All liability of a REINSURED arising by contract,
(Cont'd.)                     operation of law, or otherwise from its
                              participation or memberships, whether voluntary or involuntary, in any insolvency fund ("insolvency fund" being defined to include any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, however denominated, established or governed, which provides for any claim, debt, charge, fee or other obligation of an insurer, or its successor or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part);

                         22. Any loss or liability accruing to a REINSURED directly or indirectly from any insurance written by or through any pools and associations in which membership by the REINSURED is required by law, but not excluding liability assumed by a REINSURED directly as a syndicate member of the Illinois Insurance Exchange as a participant on a line slip policy;

                         23. Workers' compensation (including occupational disease) and employers' liability insurances, but not excluding contingent Employers' Liability ("stop gap") coverage that may be attached to Comprehensive General Liability policies in the states of Washington, Wyoming, North Dakota or Ohio;

                         24.  Circuses and power driven amusement devices;

                         25. Fire, police or salvage equipment, unless written as a minor part of a fleet of other vehicles which are not otherwise excluded (it being understood that the term "salvage equipment" applies to equipment working in conjunction with fire departments and assigned to answer emergency alarms);

                         26. Long-haul trucking (generally being understood as regular operations to locations more than 200 miles from the insured's base or bases of operations), when the principal operation of the insured;

                           [INTERE RFC LETTERHEAD]

                            ALPINE INSURANCE COMPANY
                              TRANSCO SYNDICATE #1
              FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996


EXCLUSIONS:              27.  Ocean Marine business and all forms of legal
(Cont'd.)                     liability arising out of the operation or
                              navigation of ships or vessels;

                         28.  Agricultural spraying;

                         29.  Exterminators;

                         30. Retroactive liability and all back dates in excess of 30 days, but not excluding retroactive liability on claims made policies;

                         31. Primary automobile liability to include non-owned and hired;

                         32.  Municipalities and governmental agencies;

                         33. Liquor liability, except when written in the states of California and Nevada;

                         34. Construction of tunnels, dams, subways, and nuclear power plants;

                         35. Ship builders and ship repair (a ship being defined as over 100 feet in length);

                         36.  Environmental impairment liability;

                         37.  Boiler and Machinery liability;

                         38.  Kidnap and ransom;

                         39. Ocean Marine, Admiralty Jones Act, and FELA, except incidental Jones Act as related to the use of watercraft 50 feet or less in length, and FELA as related to the existence and use of railroad side tracks;

                         40. Electric utilities, but not excluding course of construction risks;

                         41.  Umbrella Liability;

                           [INTERE RFC LETTERHEAD]

                          ALPINE INSURANCE COMPANY
                            TRANSCO SYNDICATE #1
             FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996

EXCLUSIONS:     42.  Any loss of damage occasioned by war, Hostilities, acts
(cont'd.)            of foreign enemies, civil war, rebellion, insurrection,
                     military or usurped power, martial law or confiscation of any government or public authority;

                43. Manufacture or storage of liquefied petroleum gas ("LPG"), but not excluding storage of petroleum or LPG on a local basis;

                44.  Punitive damages;

                45.  Subsidence and movement; or

                46.  Manufacturing or distribution of animal feed.

                The exclusions enumerated above (other than the exclusions enumerated in paragraphs 1, 2, 9, 10, 21 and 27) do not apply when the items or activities enumerated are merely incidental to the main operations of the insured or when the insured's services are subcontracted for a limited-time basis to perform services for an excluded entity, provided such main operations are covered by the subject policies and are not themselves excluded from the scope of the Agreement. The REINSURED will be the sole judge of what is "incidental" for purposes of this Agreement.

                Should a REINSURED, by reason of an inadvertent act, error or omission, be bound to afford coverage excluded hereunder, the REINSURER will waive the exclusions with the exception of the exclusions enumerated in paragraphs 1, 2, 9, 10, 21 and 27. The duration of such waiver will not extend beyond the time that notice of such coverage has been received by the responsible underwriting authorities of the REINSURED (being defined as the Senior Vice President of Underwriting or their equivalents) plus the minimum time period required thereafter for the REINSURED to terminate such coverage.

                With respects to any exclusion included on a REINSURED's subject policy, the liability for which is intended to be excluded hereby, the REINSURER will follow the REINSURED's fortunes.

                           [INTERE RFC LETTERHEAD]

                          ALPINE INSURANCE COMPANY
                            TRANSCO SYNDICATE #1
             FIRST CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1996

EXCLUSIONS:     The REINSURED may submit to the REINSURER, for special
(Cont'd.)       acceptance hereunder, business not covered by the Agreement. If such business is specially accepted by the REINSURER, it will be subject to the terms of the Agreement, except as this Agreement's terms are modified by the special acceptance.
                Should any reinsurer become a party to this Agreement subsequent to the acceptance of any business not normally covered hereunder, such reinsurer automatically will accept such business as being a part of this Agreement.